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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1998, which appears on page 34 of the 1997 Annual Report to Shareholders of Harmonic Lightwaves, Inc., which is incorporated by reference in the Annual Report on Form 10-K of Harmonic Lightwaves, Inc. for the year ended December 31, 1997.



/s/ PRICEWATERHOUSECOOPERS LLP
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San Jose, California
September 30, 1998